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                                                                   EXHIBIT 10.34
                                                                   -------------


                        SINGLE-TENANT INDUSTRIAL LEASE
                        ------------------------------
                                  (TRIPLE NET)



                                   LANDLORD:

                              SUNHALA ENTERPRISES
                        a California general partnership



                                    TENANT:

                                SYNBIOTICS, INC.
                            a California corporation
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               SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS

This SUMMARY OF BASIC LEASE INFORMATION AND DEFINITIONS ("Summary") is hereby incorporated into and made a part of the attached Single-Tenant Industrial Lease which pertains to the Premises described in Section 1.4 below. All references in the Lease to the "Lease" shall include this Summary. All references in the Lease to any term defined in this Summary shall have the meaning set forth in this Summary for such term. Any initially capitalized terms used in this Summary and any initially capitalized terms in the Lease which are not otherwise defined in this Summary shall have the meaning given to such terms in the Lease.

1.1  LANDLORD'S ADDRESS:  Sunhala Enterprises
                          c/o OliverMcMillan Management Services, Inc.
                          4350 Executive Drive, Suite 300
                          San Diego, California  92121
                          Att.:  James L. McMillan
                          Telephone:  457-0911
                          Facsimile:  455-1695

1.2  TENANT'S ADDRESS:    Synbiotics Corporation
                          16420 Via Esprillo
                          San Diego, California  92127-1702
                          Attn:  _________________
                          Telephone:  451-3770
                          Facsimile:  451-3826

1.3 PROJECT: The industrial development known as 'Sunhala", in the City of San Diego, County of San Diego, State of California, as shown on the site plan attached hereto as Exhibit "A". The Project includes all buildings,
                   ------------
improvements and facilities, now or subsequently located within such development from time to time, including, without limitation, the three (3) buildings (including the Premises) currently located within the Project, as depicted on the site plan attached hereto as Exhibit "A". The aggregate rentable square
                                 ------------
feet of all of the buildings (including the Premises) located within the Project is approximately 72,000 square feet.

1.4 PREMISES: That certain building (the "Building"), containing approximately 24,000 square feet, the address of which is 16420 Via Esprillo, San Diego, California. The Premises are more particularly described in Exhibit "B".
                                                             -----------
attached hereto.

1.5 TENANT'S SHARE OF OPERATING EXPENSES: 33.33%, based upon the square footage of the Premises compared to the aggregate square footage of all buildings in the Project.

1.6 MONTHLY OPERATING EXPENSE CHARGE: Tenant's monthly Share of Operating Expenses as provided in Section 4.

1.7  COMMENCEMENT DATE:  May 1, 1996.

1.8  ESTIMATED COMMENCEMENT DATE:  Not applicable.

1.9  TERM:  Sixty (60) months.

1.10 RENT:     MONTHS    ANNUAL RENT     MONTHLY RENT
               ------    -----------     ------------

                60         $165,600        $13,800

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1.11 SECURITY DEPOSIT:  Fourteen Thousand Four Hundred Dollars ($14,400).

1.12 PERMITTED USE: Office, laboratory, clean rooms and light manufacturing of the type currently performed by Tenant as of the date of this Lease, or any other use which is reasonably comparable.

1.13 BROKERS:  The Sanders Company representing Landlord and Tenant.

1.14 INTEREST RATE: The lesser of: (a) the rate announced from time to time by Bank of America or, if Bank of America ceases to exist or ceases to publish such rate, then the rate announced from time to time by the largest (as measured by deposits) chartered operating bank operating in California, as its "prime rate" or "reference rate", plus five percent 5%); or (b) the maximum rate permitted by law.

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                         SINGLE-TENANT INDUSTRIAL LEASE

This LEASE ("Lease"), which includes the preceding Summary of Basic Lease Information and Definitions ("Summary") attached hereto and incorporated herein by this reference, is made as of the 1st day of May, 1996, by and between SUNHALA ENTERPRISES, a California general partnership ("Landlord"), and SYNBIOTICS CORPORATION, a California corporation ("Tenant").

1.   PREMISES.
     ---------

1.1 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon and subject to the terms, covenants and conditions contained in this Lease to be performed by each party.

1.2 LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises is not interfered with in an unreasonable manner, Landlord reserves the right from time to time to install, use, maintain, repair, replace and relocate pipes, ducts, conduits, wires and appurtenant meters and equipment above the ceiling surfaces, below the floor surfaces and within the walls of the Premises.

2.   TERM.  The Term of this Lease shall be for the period designated in Section
     ----
1.9 of the Summary commencing on the Commencement Date, and ending on the expiration of such period, unless the Term is sooner terminated or extended as provided in this Lease.

3.   RENT
     ----

3.1 BASIC RENT. Tenant agrees to pay Landlord, as basic rent for the Premises, the Annual Basic Rent designated in Section 1.10 of the Summary. The Annual Basic Rent shall be paid by Tenant in twelve (12) equal monthly installments of Monthly Basic Rent in the amounts designated in Section 1.10 of the Summary in advance on the first day of each and every calendar month during the Term, except that the first full month's Monthly Basic Rent shall be paid upon execution of this Lease by Tenant. Monthly Basic Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month.

3.2 INCREASES TO BASIC RENT. The Annual Basic Rent to be paid by Tenant during each year of this Lease shall in no event be less than the amount set forth herein but shall be increased as follows: The level of the United States Bureau of Labor Statistics Consumer Price Index for All Urban Consumers, All items, for Los Angeles-Anaheim-Riverside, California (1982-84=100) (the "Index") at the Commencement Date (the "'base level") shall be the base for the adjustment upward of the Annual Basic Rent. At each anniversary of the Commencement Date, the Annual Basic Rent payable for the year following such anniversary shall be in an amount equal to the Annual Basic Rent increased by the same percentage as the percentage change in the base level. In no event, however, shall the resulting increase in the Annual Basic Rent payable hereunder be less than four percent (4%) of the Annual Basic Rent in effect immediately prior to any such adjustment. In the event the Bureau should discontinue the publication of the Index, or alter the same in some other manner, Landlord in its discretion, will adopt a reasonably comparable, suitable index or procedure which reflects consumer prices.

3.3  RENT ABATEMENT.  Not applicable.

3.4 ADDITIONAL RENT. All amounts and charges payable by Tenant under this Lease in addition to the Annual Basic Rent described in Section 3.1 above shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent or percentage rent, if any, is referenced. The Annual Basic Rent and additional rent shall be paid to Landlord as provided in Section 7, without any prior demand therefor and without any deduction or offset, in lawful money of the United States of America.

3.5 LATE PAYMENTS. Late payments of Monthly Basic Rent and/or any item of additional rent will be subject to interest and a late charge as provided in
Section 23.7 below.

4.   COMMON AREA OPERATING EXPENSES.
     -------------------------------

4.1 DEFINITION OF COMMON AREA. The term "Common Area", as used in this Lease means all areas and the improvements thereon within the boundaries of the Project (exclusive of the buildings located within the Project) which area and improvements are now or later made available for the general use of Landlord, Tenant and other persons entitled to occupy floor area in the Project and their customers, including, without limitation, the parking facilities of the Project, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Project which are not reserved for the exclusive use of any Project occupants. Common Area shall not include (i) the entryway to a tenant I s premises, (ii) any improvements installed by a tenant outside of its premises, whether with or without Landlord's knowledge or consent, or (iii) any areas or facilities located within the Project that are included in the description of premises leased to a tenant.

4.2 MAINTENANCE AND USE OF COMMON AREA. The manner in which the Common Area shall be maintained shall be solely determined by Landlord. If any owner or tenant of any portion of the Project maintains Common Area located upon its parcel or demised premises (Landlord shall have the right in its sole discretion to allow any purchaser or tenant to so maintain Common Area located upon its parcel or demised premises and to be excluded from participation in the payment of Common Area Expenses as provided below), Landlord shall not have any responsibility for the maintenance of that portion of the Common Area and Tenant shall have no claims against Landlord arising out of any failure of such owner or tenant to so maintain its portion of the Common Area. The use and occupancy by Tenant of the Premises shall include the right to use the Common Area (except areas used in the maintenance or operation of the Project), in common with Landlord and other tenants of the Project and their customers and invitees, subject to (i) any Declaration of Covenants, Conditions and Restrictions of record, or as Landlord shall cause to be recorded from time to time from and after the date hereof (collectively the "Declaration"), provided that the Declaration shall in no event impose on Tenant any obligations which would prevent or interfere with Tenant's occupancy of the Premises in accordance with the terms of this Lease, and (ii) such reasonable, non-discriminatory rules and regulations concerning the Project as may be established by Landlord from time to time including, without limitation, the Rules and Regulations attached hereto as Exhibit "F". Tenant agrees to promptly comply with all such rules and
   -----------
regulations and any reasonable, non-discriminatory amendments thereto upon receipt of written notice from Landlord.

4.3 CONTROL OF AND CHANGES TO COMMON AREA. Landlord shall have the sole and exclusive control of the Common Area, as well as the right to make reasonable changes to the Common Area. Provided Landlord does not materially interfere with Tenant's use of and access to the Premises, Landlord's rights shall include, but not be limited to, the right to (a) restrain the use of the Common Area by unauthorized persons; (b) cause Tenant to remove or restrain persons from any unauthorized use of the Common Area if they are using the Common Area by reason of Tenant's presence in the Project; (c) utilize from time to time any portion of the Common Area for promotional, entertainment, and related matters;
(d) temporarily close any portion of the Common Area for repairs, improvements or alterations, to discourage non-customer use, to prevent public dedication or an easement by prescription from arising, or for any other reason deemed appropriate in Landlord's judgment; and (e) reasonably change the shape and size of the Common Area, add, eliminate or change the location of improvements to the Common Area, including, without limitation, buildings, lighting, parking areas, landscaped areas, roadways, walkways, drive aisles and curb cuts.

4.4 OPERATING EXPENSES. Throughout the Term of this Lease, commencing on the Commencement Date, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Section 4, Tenant's Share of Operating Expenses for the taxes and insurance for the Common Area and for all costs and expenses for the operation, maintenance, repair, and replacement of the Common Area including, without limitation: (i) any form of real property tax, assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, improvement bond or similar imposition of any kind or nature imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof; (ii) any and all assessments under any covenants, conditions and restrictions affecting the Project; (iii) water, sewer and other utility charges; (iv) costs of insurance obtained by Landlord pursuant to Section 21 of this Lease; (v) waste disposal and janitorial services; (vi) security; (vii) labor; (viii) management costs including, without limitation: (A) wages and salaries (and payroll taxes and similar charges) of property management employees, and (B) management office rental, supplies, equipment and related operating expenses and a commercially reasonable management fee; (ix) supplies, materials, equipment and tools including rental of personal property; (x) maintenance, sweeping, repairs, resurfacing, re-striping and upkeep of any parking and any other paved surfaces included within the Common Area; (xi) amortization on a straight line basis over the useful life [together with interest at the Interest Rate on the unamortized balance] of all capitalized expenditures which are: (A) reasonably intended to produce a reduction in operating charges or energy consumption; or (B) required under any governmental law or regulation that was not applicable to the Project at the time it was originally constructed; or (C) for replacement of any Project equipment needed to operate the Project.at the same quality levels as prior to the replacement; (xii) gardening and landscaping; (xiii) maintenance of signs (other than signs of tenants of the Project); (xiv) personal property taxes levied on or attributable to personal property used in connection with the Common Areas; (xv) reasonable accounting, audit, verification, legal and other consulting fees; and (xvi) any other costs and expenses of repairs, maintenance, painting, lighting, cleaning, and similar items, including appropriate reserves, applicable to the Common Area.

4.5 TENANT'S MONTHLY OPERATING EXPENSE CHARGE. From and after the Commencement Date, Tenant shall pay to Landlord, on the first day of each calendar month during the Term of this Lease, Tenant's share of an amount estimated by Landlord to be the Monthly Operating Expenses for the Common Area for that month and the estimated monthly charge for Tenant's share of Real Property Taxes as provided in Section 10 ("Tenant's Monthly Operating Expense Charge").

4.6 ESTIMATE STATEMENT. Prior to the Commencement Date and on or about March 1st of each subsequent calendar year during the Term of this Lease, Landlord will endeavor to deliver to Tenant a statement ("Estimate Statement") wherein Landlord will estimate both the Operating Expenses and Tenant's Monthly Operating Expense Charge for the then current calendar year. Tenant agrees to pay Landlord, as additional rent, Tenant's estimated Monthly Operating Expense Charge each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year, except that, concurrently with the regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of Tenant's estimated Monthly Operating Expense Charge (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Share of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within ten (10) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Monthly Operating Expense Charge based on such revised Estimate Statement until Tenant receives the next calendar years Estimate Statement or a new revised Estimate Statement for the current calendar year.

4.7 ACTUAL STATEMENT. By March 1st of each calendar year during the Term of this Lease, Landlord will also endeavor to deliver to Tenant a statement ("Actual Statement") which states Tenant's Share of the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Share of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within ten (10) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Share of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will credit any overpayment toward the next monthly installment(s) of Tenant's Share of the Operating Expenses due under this Lease.

4.8 MISCELLANEOUS. Any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Section 4 will not constitute a waiver of its right to require an increase in additional rent for Operating Expenses nor will it relieve Tenant of its obligations pursuant to this Section 4, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until ten (10) days after receipt of such Estimate Statement or Actual Statement. If Tenant does not object to any Estimate Statement or Actual Statement within thirty (30) days after Tenant receives any such statement, such statement will be deemed final and binding on Tenant. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to pay, within thirty (30) days after receipt of notice of such final determination, any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall be rebated by Landlord to Tenant within thirty (30) days after such final determination is made by Landlord.
Such obligation will be a continuing one which will survive the expiration or termination of this Lease. Prior to the expiration or sooner termination of the Lease Term and Landlord's acceptance of Tenant's surrender of the Premises, Landlord will have the fight to estimate the actual Operating Expenses for the then current Lease Year and to collect from Tenant prior to Tenant's surrender of the Premises, Tenant's Share of any excess of such actual Operating Expenses over the estimated Operating Expenses paid by Tenant in such Lease Year.

5.   SECURITY DEPOSIT.  Tenant has previously deposited with Landlord the
     ----------------
Security Deposit designated in Section 1.12 of the Summary. The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be performed by Tenant during the Term. The Security Deposit is not, and may not be construed by Tenant to constitute, rent for the last month or any portion thereof. If Tenant defaults with respect to any of its obligations under this Lease, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount, loss or damage which Landlord may spend, incur or suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within two
(2) weeks following the expiration of the Lease term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Section 4 hereof has been determined and paid in full. If Landlord sells its interest in the Premises during the Term and if Landlord deposits with the purchaser the Security Deposit (or balance thereof), and such purchaser acknowledges receipt thereof, then, upon such sale, Landlord shall be discharged from any further liability with respect to the Security Deposit.

6.   USE.
     ----

6.1 GENERAL. Tenant shall use the Premises solely for the Permitted Use specified in Section 1.12 of the Summary, and shall not use or permit the Premises to be used for any other use or purpose whatsoever. Tenant shall observe and comply with the "Rules and Regulations" attached hereto as, and all reasonable nondiscriminatory modifications thereof and additions thereto from time to time put into effect and furnished to Tenant by Landlord. Landlord shall endeavor to enforce the Rules and Regulations, but shall have no liability to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any such Rules and Regulations. Tenant shall, at its sole cost and expense, observe and comply with all requirements of any board of fire underwriters or similar body relating to the Premises, and all laws, statutes, codes, rules and regulations now or hereafter in force relating to or affecting the use, occupancy, alteration or improvement of the Premises, including, without limitation, the provisions of Title III of the Americans with Disabilities Act of 1990 (the "Act") as it pertains to Tenant's use, occupancy, improvement and alteration of the Premises; provided, however, Landlord shall be responsible for compliance with the Act during the Term with regard to all Common Areas. Tenant shall not use or allow the Premises to be used (a) in violation of the Declaration or any other recorded covenants, conditions and restrictions affecting the Project or of any law or governmental rule or regulation, or of any certificate of occupancy issued for the Premises, or (b) for any improper, immoral, unlawful or reasonably objectionable purpose. Tenant shall not do or permit to be done anything which will obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises or the Project, nor commit or suffer to be committed any waste in, on or about the Premises. Tenant and Tenant's employees and agents shall not solicit business in the Common Area, nor shall Tenant distribute any handbills or other advertising matter in the Common Area.

6.2 PARKING. Tenant and its employees shall park their vehicles only in those portions of the Common Area from time to time designated for such purpose by Landlord. The use of the parking area shall be nonexclusive and shall be subject to the Parking Rules and Regulations attached hereto as Exhibit "F" and
                                                                -----------
any other reasonable, non-discriminatory rules and regulations adopted by Landlord from time to time. Tenant shall be responsible for ensuring that its employees comply with all the provisions of this Section and such other parking rules and regulations as may be adopted and implemented by Landlord from time to time. Parking in the Common Area shall be available on the basis of ___ spaces per one thousand (1,000) square feet located within the Premises.

6.3 SIGNS, AWNINGS AND CANOPIES. Tenant will not place or suffer to be placed or maintained on the roof or on any exterior door, wall or window (or within 48 inches of any window) of the Premises any sign, awning or canopy, or advertising matter on the glass of any window or door of the Premises without Landlord's prior written consent. In addition, any signs shall be erected signs in accordance with the provisions of the sign criteria promulgated by the Landlord, as the same may be revised by Landlord from time to time, and all such signs must be approved by the Bernardo Industrial Park Architectural Committee.
Tenant agrees to maintain any such sign, awning, canopy, decoration, lettering or advertising matter as may be approved by Landlord in good condition and repair at all times. At the expiration or earlier termination of this Lease, at Landlord's election, Tenant shall remove all signs, awnings, canopies, decorations, lettering and advertising and shall repair any damage to the Premises resulting therefrom all at Tenant's sole cost and expense. If Tenant fails to maintain any such approved sign, awning, decoration, lettering, or advertising, Landlord may do so and Tenant shall reimburse Landlord for such cost plus a twenty percent (20%) overhead fee. If, without Landlord's prior written consent, Tenant installs any sign, awning, decoration, lettering or advertising, or fails to remove any such item(s) at the expiration or earlier termination of this Lease, Landlord may have such item(s) removed and stored and may repair any damage to the Premises at Tenant's expense. The removal, repair and/or storage costs shall bear interest until paid at the Interest Rate specified in Section 1.14.

6.4 HAZARDOUS MATERIALS. Except for ordinary and general office supplies, such as copier toner, liquid paper, glue, ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as defined in this Lease), Tenant agrees not to cause or permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Common Areas or any other portion of the Project by Tenant, its agents, employees, subtenants, assignees, licensees, contractors or invitees (collectively, "Tenant's Parties"), without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold provided Tenant provides Landlord with adequate assurances that such Hazardous Materials are necessary for Tenant's business operations and will be handled and disposed of in compliance with all applicable laws. Concurrently with the execution of this Lease, Tenant agrees to complete and deliver to Landlord an Environmental Questionnaire in the form of Exhibit
                                                                      -------
"J" attached hereto.  Upon the expiration or earlier termination of this Lease,
---
Tenant agrees to promptly remove from the Premises and the Project, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises and/or the Project or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises or any other portion of the Project and which are caused or permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials in the Premises or any other portion of the Project which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). At all times during the Term of this Lease, Landlord will have the right, but not the obligation, to enter upon the Promises to inspect, investigate, sample and/or monitor the Premises to determine if Tenant is in compliance with the terms of this Lease regarding Hazardous Materials. As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBs"), and freon and other chlorofluorocarbons. The provisions of this Section 6.4 will survive the expiration or earlier termination of this Lease.

6.5 REFUSE AND SEWAGE. Tenant agrees not to keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and agrees to regularly and frequently remove same from the Premises. Tenant shall keep all containers or other equipment used for storage of such materials in a clean and sanitary condition. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system for the disposal of anything except sanitary sewage. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition. If the volume of Tenant's trash becomes excessive in Landlord's judgment, Landlord shall have the right to charge Tenant for additional trash disposal services and/or to require that Tenant contract directly for additional trash disposal services at Tenant's sole cost and expense.

6.6 LIMITATION ON DAILY FLOW OF SEWAGE. Tenant acknowledges that Landlord has entered into an agreement pursuant to which a limitation has been imposed upon Landlord with respect to maximum average daily flow of sewage from the Premises into the sanitary sewer system servicing the Project and other real property in the Bernardo Industrial Park. Tenant agrees to be bound by and to comply with all the terms of said agreement, and further agrees that a breach of the terms of said agreement shall constitute a breach of this Lease.

6.7 TENANT'S OBLIGATIONS FOR EXCESSIVE POLLUTANTS. Tenant shall pay all costs caused by Tenant introducing excessive pollutants into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any pollutants or solids other than ordinary human waste. Tenant agrees that the average daily flow of sewage from the Premises into the sanitary sewer system shall not exceed 5,000 gallons. For the purpose of this
                                       -----
paragraph, "average daily flow" shall mean the discharge of sewage and waste water, expressed as a rate of flow in gallons per day (the "GPD") and shall be computed by dividing the total gallons of sewage and waste water discharged during any calendar month, by the number of days therein. Said average daily flow may be determined by the use of either permanent or temporary measurement devices installed in the sewer system, or in the event a sewer measurement device is not installed with respect to the Premises, then by the measurement of water consumption as determined by the recorded water meter reading. Tenant shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps or similar devices as may be required by the governmental subdivision for Tenant's use of the sanitary sewer system.

7.   PAYMENTS AND NOTICES.  All rent and other sums payable by Tenant to
     ---------------------
Landlord hereunder shall be paid to Landlord at the address designated in
Section 1.1 of the Summary, or to such other persons and/or at such other places as Landlord may hereafter designate in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by nationally recognized overnight carrier or express mailing service), facsimile transmission, or by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant at the addressees) designated in Section 1.2 of the Summary, or to Landlord at the addressees) designated in Section 1.1 of the Summary. Either party may, by written notice to the other, specify a different address for notice purposes.

8.   BROKERS.  The parties recognize that the broker(s) who negotiated this
     --------
Lease are stated in Section 1.13 of the Summary, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said broker(s), and that Tenant shall have no responsibility therefor unless written provision to the contrary has been made. Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and (b) is or might be entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Tenant of the foregoing representation, including, without limitation, any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein. Landlord shall indemnify, protect, defend (by counsel reasonably approved in writing by Tenant) and hold Tenant harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from any breach by Landlord of the foregoing representation, including, without limitation, any claims that may be asserted against Tenant by any broker, agent or finder undisclosed by Landlord herein. The foregoing indemnities shall survive the expiration or earlier termination of this Lease.

9.   SURRENDER; HOLDING OVER.
     ------------------------

9.1 SURRENDER OF PREMISES. Upon the expiration or sooner termination of this Lease, Tenant shall surrender all keys for the Premises to Landlord, and Tenant shall deliver exclusive possession of the Premises to Landlord broom clean and in first-class condition and repair, reasonable wear and tear excepted (and casualty damage excepted if this Lease is terminated as a result thereof pursuant to Section 18), with all of Tenant's personal property (and those items, if any, of Tenant Improvements and Tenant Changes below) removed therefrom and all damage caused by such removal repaired, as required pursuant to Sections 12.2 and 12.3 below. If, for any reason, Tenant fails to surrender the Premises on the expiration or earlier termination of this Lease (including upon the expiration of any subsequent month-to-month tenancy consented to by Landlord pursuant to Section 9.2 below), with such removal and repair obligations completed, then, in addition to the provisions of Section 9.3 below and Landlord's rights and remedies under Section 12.4 and the other provisions of this Lease, Tenant shall indemnify, protect, defend (by counsel reasonably approved in writing by Landlord) and hold Landlord harmless from and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) resulting from such failure to surrender, including, without limitation, any claim made by any succeeding tenant based thereon. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

9.2 HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Lease Term, Tenant shall become a tenant at sufferance only, upon the terms and conditions set forth in this Lease so far as applicable

(including Tenant's obligation to pay all Common Area Expenses and any other additional rent under this Lease), but at a Monthly Basic Rent equal to: (a) one hundred fifty percent (150%) of the Monthly Basic Rent applicable to the Premises immediately prior to the date of such expiration or earlier termination; or (b) one hundred fifty percent (150%) of the prevailing market rate excluding any rental or other concessions (as reasonably determined by Landlord) for the Premises in effect on the date of such expiration or earlier termination. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a hold over hereunder or result in an extension of this Lease. Tenant shall pay an entire month's Monthly Basic Rent calculated in accordance with this Section 9.2 for any portion of a month it holds over and remains in possession of the Premises pursuant to this Section 9.2.

9.3 NO EFFECT ON LANDLORD'S RIGHTS. The foregoing provisions of this Section 9 are in addition to, and do not affect, Landlord's right of re-entry or any other rights of Landlord hereunder or otherwise provided at law or in equity.

10.  TAXES.
     ------

10.1 REAL PROPERTY TAXES. Tenant agrees to pay all general and special real property taxes, assessments (including, without limitation, change in ownership taxes or assessments), liens, bond obligations, license fees or taxes and any similar impositions in-lieu of other impositions now or previously within the definition of real property taxes or assessments (collectively "Real Property Taxes") which may be levied or assessed by any lawful authority against the Premises applicable to the period from the Commencement Date until the expiration or sooner termination of this Lease. Notwithstanding the foregoing provisions, if the Real Property Taxes are not levied and assessed against the Premises as a separate tax parcel, then Tenant shall pay Tenant's pro rate share of all Real Property Taxes which may be levied or assessed by any lawful authority against the land and improvements of the separate tax parcel in which the Premises is located. Tenant's pro rate share under such circumstances shall be apportioned according to the floor area of the Premises as it relates to the total leasable floor area of all of the buildings (including the Premises) situated in the separate tax parcel in which the Premises is located.

All Real Property Taxes for the tax year in which the Commencement Date occurs and for the tax year in which this Lease terminates shall be apportioned and adjusted so that Tenant shall not be responsible for any Real Property Taxes for a period of time occurring prior to the Rent Commencement Date or subsequent to the expiration of the Term.

The amount to be paid pursuant to the provisions of this Section 10.1 shall be paid monthly in advance as part of Tenant's Monthly Operating Expense Charge as estimated by Landlord based on the most recent tax bills and estimates of reappraised values (if reappraisal is to occur), commencing with the month (or partial month on a prorated basis if such be the case) that the Commencement Date occurs. The initial estimated monthly charge for Tenant's share of Real Property Taxes is included in the Monthly Operating Expense Charge as provided in Section 4.

If at any time during the Term under the laws of the United States, or the state, county, municipality, or any political subdivision thereof in which the Project is located, a tax or excise on rent or any other tax however described is levied or assessed by any such political body against Landlord on account of rent payable to Landlord hereunder or any tax based on or measured by expenditures made by Tenant on behalf of Landlord, such tax or excise shall be considered "Real Property Taxes" for purposes of this Section 10.1, and shall be payable in full by Tenant. At Landlord's option, such taxes or excises shall be payable monthly in advance on an estimated basis as provided in this Section
10.1 or shall be payable within ten (10) days after Tenant's receipt of the tax bill therefor from Landlord.

10.2 PERSONAL PROPERTY TAXES. Tenant shall be liable for, and shall pay before delinquency, all taxes and assessments (real and personal) levied against (a) any personal property or trade fixtures placed by Tenant in or about the Premises (including any increase in the assessed value of the Premises based upon the value of any such personal property or trade fixtures); and (b) any Tenant Improvements or alterations in the Premises (whether installed and/or paid for by Landlord or Tenant). If any such taxes or assessments are levied against Landlord or Landlord's property, Landlord may, after written notice to Tenant (and under proper protest if requested by Tenant) pay such taxes and assessments, and Tenant shall reimburse Landlord therefor within ten (10) business days after demand by Landlord; provided, however, Tenant, at its sole cost and expense, shall have the right, with Landlord's cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes and assessments so paid under protest.

11.  POSSESSION; CONDITION OF PREMISES; REPAIRS.
     -------------------------------------------

11.1 DELIVERY OF POSSESSION. Tenant has been and continues in occupancy of the Premises since 1988; accordingly Tenant hereby accepts possession of the Premises in its current "as-is" condition.

11.2 CONDITION OF PREMISES. Tenant acknowledges that, except as otherwise expressly set forth in this Lease, neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or their condition, or with respect to the suitability thereof for the conduct of Tenant's business. The continuance of possession of the Premises by Tenant shall conclusively establish that the Project, the Premises, the Tenant Improvements therein, and the Common Areas were at such time complete and in good, sanitary and satisfactory condition and repair without any obligation on Landlord's part to make any alterations, upgrades or improvements thereto.

11.3 LANDLORD'S REPAIR OBLIGATIONS. At Landlord's sole cost, Landlord shall maintain and repair the roof and structure of the Building in good condition, ordinary wear and tear and damage by fire or casualty excepted. To the extent repairs to the roof or structure are required as a result of Tenant's failure to perform any of its obligations hereunder, or as a result of the acts of Tenant or its employees, agents, contractors, invitees or subtenants, such repairs, plus an administrative fee of ten percent (10%), shall be made by Landlord at the sole cost and expense of Tenant. Landlord shall, as part of the Operating Expenses, repair and maintain the Common Areas of the Project; provided, however, to the extent such maintenance or repairs are required as a result of any act, neglect, fault or omission of Tenant or any of Tenant's agents, employees, contractors, licensees or invitees, Tenant shall pay to Landlord, as additional rent, the costs of such maintenance and repairs. Landlord shall not be liable to Tenant for failure to perform any such repairs or maintenance, unless Landlord shall fail to make such repairs and such failure shall continue for an unreasonable time following written notice from Tenant to Landlord of the need for such repairs. Without limiting the foregoing, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect (including the provisions of California Civil Code Section 1942 and any successive sections or statutes of a similar nature).

11.4 TENANT'S REPAIR OBLIGATIONS. Except for Landlord's obligations specifically set forth in Sections 11.2, 11.3, 18.1 and 19.2 hereof, Tenant shall at all times and at Tenant's sole cost and expense, keep, maintain, clean, repair and preserve the Premises and all parts thereof, both structural and non-structural, in good working order and repair including, without limitation, utility meters, plumbing, pipes and conduits, all heating, ventilating and air conditioning systems located within the Premises, all fixtures, furniture and equipment, Tenant's signs, if any, locks, closing devices, security devices, windows, window sashes, casements and frames, floors and floor coverings, shelving, restrooms, ceilings, roof membranes, skylights, interior and demising walls, doors, electrical and lighting equipment, sprinkler systems, walkways, loading dock areas and doors, rail spur areas, fences and signs, if any, and any Tenant Improvements, Tenant Changes or other alterations, additions and other property and/or fixtures located within the Premises in good condition and repair, reasonable wear and tear excepted. Tenant agrees to procure and maintain maintenance contracts for all heating, ventilating and air conditioning systems with reputable contractors reasonably approved by Landlord, provided that Landlord may, at Landlord's option, procure such contract in which event Tenant shall reimburse Landlord for Landlord's actual costs therefore. In the event said system requires repair work to be performed, Landlord shall contract for the performance of such repair work at Tenant's sole cost and expense, and Tenant shall promptly reimburse Landlord for the cost of the same upon Landlord's demand therefor. Tenant shall replace, at its expense, any and all plate and other glass in and about the Premises which is damaged or broken from any cause whatsoever except due to the gross negligence or willful misconduct of Landlord, its agents or employees. Such maintenance and repairs shall be performed with due diligence, lien-free and in a good and workmanlike manner, by licensed contractor(s) which are selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold or delay. Except as otherwise expressly provided in this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, renovate, or redecorate all or any part of the Premises.

11.5 LANDLORD'S RIGHTS.  If Tenant fails to perform Tenant's obligations under
Section 11.4 hereof, or under any other provision of this Lease, then Landlord shall have the option to enter upon the Premises after ten (10) days' prior written notice to Tenant, or in the case of an emergency immediately without prior notice, to perform such obligations on Tenant's behalf necessary to return the Premises to good order, condition and repair. The costs incurred by Landlord pursuant to this Section 11.4 shall become due and payable to Landlord, upon demand, together with a fee of ten percent (10%) of the costs of such work for Landlord's managing agent.

12.  ALTERATIONS.
     ------------

12.1 TENANT CHANGES; CONDITIONS.

(a) Tenant shall not make any alterations, additions, improvements or decorations to the Premises (collectively, "Tenant Changes", and individually, a "Tenant Change") unless Tenant first obtains Landlord's prior written approval thereof, which approval Landlord shall not unreasonably withhold. Notwithstanding the foregoing, Landlord's prior approval shall not be required for any Tenant Change which satisfies all of the following conditions (hereinafter a "Pre-Approved Change"): (i) the costs of such Tenant Change does not exceed Five Hundred Dollars ($500.00) individually; (ii) the costs of such Tenant Change when aggregated with the costs of all other Tenant Changes made by Tenant during the Term of this Lease do not exceed Fifteen Hundred Dollars ($1,500.00); (iii) Tenant delivers to Landlord final plans, specifications and working drawings for such Tenant Change at least ten (10) days prior to commencement of the work thereof; and (iv) Tenant and such Tenant Change otherwise satisfy all other conditions set forth in this Section 12.1.

(b) All Tenant Changes shall be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) lien-free and in a good and workmanlike manner; (iii) in compliance with all laws, rules and regulations of all governmental agencies and authorities including, without limitation, the provisions of Title III of the Americans with Disabilities Act of 1990; (iv) in such a manner so as not to unreasonably interfere with the occupancy of any other building located within the Project, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building or any other building located within the Project; and (v) at such times, in such manner and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(c) Throughout the performance of the Tenant Changes, Tenant shall obtain, or cause its contractors to obtain, workers compensation insurance and commercial general liability insurance in compliance with the provisions of Section 20 of this Lease.

12.2 REMOVAL OF TENANT CHANGES AND TENANT IMPROVEMENTS. All Tenant Changes and the initial Tenant Improvements in the Premises (whether installed or paid for by Landlord or Tenant), shall become the property of Landlord and shall remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to on or before the expiration of the Lease Term (or upon any sooner termination of this Lease) identify those items of the initial Tenant Improvements and Tenant Changes, if any, which Landlord shall require Tenant to remove at the end of the Term of this Lease. If Landlord requires Tenant to remove any such items as described above, Tenant shall, at its sole cost, remove the identified items on or before the expiration or sooner termination of this Lease and repair any damage to the Premises caused by such removal (or, at Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair).

12.3 REMOVAL OF PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including business and trade fixtures, furniture and movable partitions) shall be, and remain, the property of Tenant, and shall be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or sooner termination of this Lease. Tenant shall repair any damage caused by such removal.

12.4 TENANT'S FAILURE TO REMOVE. If Tenant fails to remove by the expiration or sooner termination of this Lease all of its personal property, or any items of Tenant Improvements or Tenant Changes identified by Landlord for removal pursuant to Section 12.2 above, Landlord may, (without liability to Tenant for loss thereto, at Tenant's sole cost and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items in accordance with applicable law; and/or (b) upon ten (10) days' prior notice to Tenant, sell all or any such items at private or public sale for such price as Landlord may obtain as permitted under applicable law. Landlord shall apply the proceeds of any such sale to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

13. LIENS. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Project or the Premises, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. Tenant shall, at Landlord's request, provide Landlord with enforceable, conditional and final lien releases (and other reasonable evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials with respect to the Premises. Landlord shall have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant shall, at its sole cost, immediately cause such lien to be released of record or bonded so that it no longer affects title to the Project or the Premises. If Tenant fails to cause such lien to be so released or bonded within twenty (20) days after filing thereof, Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such lien to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord within five (5) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.


14.  ASSIGNMENT AND SUBLETTING.
     --------------------------

14.1 RESTRICTION ON TRANSFER. Tenant will not assign or encumber this Lease in whole or in part, nor sublet all or any part of the Premises, without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold, except as provided in this Section 14. The consent by Landlord to any assignment, encumbrance or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. If this Lease is assigned by Tenant, or if the Premises or any part thereof are sublet or occupied by any person or entity other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver on the part of Landlord, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained unless expressly made in writing by Landlord. Irrespective of any assignment or sublease, Tenant shall remain fully liable under this Lease and shall not be released from performing any of the terms, covenants and conditions of this Lease. Without limiting in any way Landlord's right to withhold its consent on any reasonable grounds, it is agreed that Landlord will not be acting unreasonably in refusing to consent to an assignment or sublease if, in Landlord's opinion, (i) the net worth or financial capabilities of such assignee or subtenant is less than that of Tenant at the date hereof, (ii) the proposed assignee does not have the financial capability to fulfill the obligations imposed by the assignment, (iii) the proposed assignment or sublease involves a change of use of the Premises from that specified herein, or (iv) the proposed assignee is not, in Landlord's reasonable opinion, of reputable or good character or consistent with Landlord's desired tenant mix for the Project. Any proposed assignee or subtenant which Landlord does not disapprove shall be deemed a "Permitted Business". If Tenant assigns this Lease or sublets the Premises to a third party who is not in any way affiliated or connected with Tenant by way of a merger, reorganization, consolidation or otherwise, any rent, additional rent or other compensation paid to Tenant in addition to the rent payable to Landlord as set forth in this Lease shall be paid by Tenant to Landlord as additional rent as set forth in Section 14.4. If Tenant is a corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning and provisions of this
Section 14. 1.

14.2 TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least thirty (30) days prior to the date when Tenant desires the Transfer to be effective (the "Transfer Date"), Tenant agrees to give Landlord a notice (the "Transfer Notice"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "Transferee"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require.

14.3 LANDLORD'S OPTIONS. Within fifteen (15) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will notify Tenant of its election to do one of the following: (i) consent to the proposed Transfer subject to such reasonable conditions as Landlord may impose in providing such consent; (ii) refuse such consent, which refusal shall be on reasonable grounds; or (iii) terminate this Lease as to all or such portion of the Premises which is proposed to be sublet or assigned and recapture all or such portion of the Premises for reletting by Landlord in which event Tenant shall be released from all future obligations under this Lease arising after the date of such termination with respect to the Premises or portion thereof which is recaptured by Landlord.

14.4 ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, in form and substance reasonably satisfactory to Landlord. Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration payable to and for the benefit of Tenant by the assignee or sublessee in excess of the rent payable under this Lease for the same period and portion of the Premises. In calculating excess rent or other consideration which may be payable to Landlord under this Section, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting if acceptable written evidence of such expenditures is provided to Landlord. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. If Tenant effects a Transfer or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, and as a condition precedent to Landlord's consideration of the proposed assignment or sublease, Tenant agrees to pay Landlord a non-refundable administrative fee of Five Hundred Dollars ($500.00), plus Landlord's reasonable attorneys' fees and costs and other costs incurred by Landlord in reviewing such proposed assignment or sublease not to exceed $1,000.00 for any Transfer.

15.  ENTRY BY LANDLORD. Landlord and its employees and agents shall at all
     ------------------
reasonable times have the right to enter the Premises to inspect the same, to supply any service required to be provided by Landlord to Tenant under this Lease, to exhibit the Premises to prospective lenders or purchasers (or during the last year of the Term, to prospective tenants), to post notices of non-responsibility, and/or to alter, improve or repair the Premises, all without being deemed guilty of or liable for any breach of Landlord's covenant of quiet enjoyment or any eviction of Tenant, and without abatement of rent. In exercising such entry rights, Landlord shall endeavor to minimize, as reasonably practicable, the interference with Tenant's business, and shall provide Tenant with reasonable advance written notice of such entry (except in emergency situations). Landlord shall have the means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or.any portion thereof, or grounds for any abatement or reduction of rent and Landlord shall not have any liability to Tenant for any damages or losses on account of any such entry by Landlord except, subject to the provisions of Section 22.1, to the extent of Landlord's gross negligence or willful misconduct.

16.  UTILITIES AND SERVICES.  Tenant shall be solely responsible for and shall
     -----------------------
promptly pay all charges for heat, air conditioning, water, gas, electricity or any other utility used, consumed or provided in, furnished to or attributable to the Premises at the rates charged by the supplying utility companies and/or Landlord. Should Landlord elect to supply any or all of such utilities, Tenant agrees to purchase and pay for the same as additional rent as apportioned by Landlord. The rate to be charged by Landlord to Tenant shall not exceed the rate charged to Landlord by any supplying utility. Tenant shall reimburse Landlord within ten (10) days of billing for fixture charges and/or water tariffs, if applicable, which are charged to Landlord by local utility companies. Landlord will notify Tenant of this charge as soon as it becomes known. This charge will increase or decrease with current charges being levied against Landlord or the Premises by the local utility company, and will be due as additional rent. In no event shall Landlord be liable for any interruption or failure in the supply of any such utility services to Tenant.

17.  INDEMNIFICATION AND EXCULPATION.
     --------------------------------

17.1 TENANT'S ASSUMPTION OF RISK AND WAIVER. Except to the extent such matter is not covered by the insurance required to be maintained by Tenant under this Lease and such matter is attributable to the gross negligence or willful misconduct of Landlord, Landlord shall not be liable to Tenant, Tenant's employees, agents or invitees for: (i) any damage to property of Tenant, or of others, located in, on or about the Premises, (ii) the loss of or damage to any property of Tenant or of others by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliance of plumbing works or from the roof, street or subsurface or from any other places or by dampness or by any other cause of whatsoever nature, or (iv) any such damage caused by other persons in the Premises, occupants of adjacent property of the Project, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall in no event be liable for any consequential damages or loss of business or profits and Tenant hereby waives any and all claims for any such damages. All property of Tenant kept or stored on the Premises shall be so kept or stored at the sole risk of Tenant and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused by the gross negligence or willful misconduct of Landlord. Landlord or its agents shall not be liable for interference with the light or other intangible rights.

17.2 TENANT'S INDEMNIFICATION OF LANDLORD. Tenant shall be liable for, and shall indemnify, defend, protect and hold Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "Landlord Indemnified Parties") harmless from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities and expenses, including attorneys' fees and court costs (collectively, "Indemnified

Claims"), arising or resulting from (a) any act or omission of Tenant or any of Tenant's agents, employees, contractors, subtenants, assignees, licensees or with respect to acts or omissions within the Premises only, Tenant's invitees (collectively, "Tenant Parties"); (b) the use of the Premises and Common Areas and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises or elsewhere on the Project; and/or (c) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord, which approval shall not be unreasonably withheld.

17.3 LANDLORD'S INDEMNIFICATION OF TENANT. Notwithstanding anything to the contrary contained in Section 17.2 above, subject to the limitation on Landlord's liability contained in Section 31 below and the mutual waivers contained in Section 22 below, Landlord will be liable for, and agrees to indemnify, protect, defend and hold harmless Tenant and Tenant's agents. successors and assigns (collectively, "Tenant Indemnified Parties"), from and against. any Indemnified Claims (as defined in Section 17.1 above) (but not for injury to, or interference with, Tenant's or any Tenant Indemnified Parties' business or for consequential damages), to the extent any such Indemnified Claim arises or results from (a) any negligent or willful act or omission of Landlord or any Landlord Parties; (b) any default by Landlord of any obligations on Landlord's part to be performed under the terms of this Lease; and (c) to the extent covered by the insurance maintained by Landlord under this Lease, any acts or omissions of any third parties occurring in the Common Areas other than the negligence or willful misconduct of Tenant or any Tenant Parties; provided, however, that Landlord's indemnity shall not apply or extend to any such damage or injury which occurs within the Premises which is covered by any insurance maintained by Tenant or any Tenant Indemnified Parties (or which would have been covered had Tenant obtained the insurance required under this Lease). In case any action or proceeding is brought against Tenant or any Tenant Indemnified Parties by reason of any such injury or damage indemnified by Landlord as set forth hereinabove, Landlord, upon notice from Tenant, agrees to defend the same at Landlord's expense by counsel approved in writing by Tenant, which approval Tenant will not unreasonably withhold.

17.4 SURVIVAL; NO RELEASE OF INSURERS. The indemnification obligations of Tenant and Landlord under Sections 17.2 and 17.3, shall survive the expiration or earlier termination of this Lease. The covenants, agreements and indemnifications in Sections 17.1, 17.2 and 17.3 above, are not intended to, and shall not relieve any insurance carrier of its obligations under policies carried by either party, pursuant to the provisions of this Lease.

18.  DAMAGE OR DESTRUCTION.
     ----------------------

18.1 LANDLORD'S RIGHTS AND OBLIGATIONS. In the event the Premises are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor estimates in a writing delivered to the parties that the damage thereto is such that the Premises may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within one hundred twenty (120) days from the date of such casualty, and Landlord will receive insurance proceeds
                                ---
sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Section 18.2 below), then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If, however, the Premises are damaged to an extent exceeding twenty-five percent (25%) of the full replacement cost thereof, or Landlord's contractor estimates that such work of repair, reconstruction and restoration will require longer than one hundred twenty (120) days to complete, or Landlord will not receive insurance proceeds (and/or proceeds from Tenant, as applicable) sufficient to cover time costs of such repairs, reconstruction and restoration, then Landlord may elect to either:

(a) repair, reconstruct and restore the portion of the Premises damaged by such casualty (including the Tenant Improvements and Tenant Changes), in which case this Lease shall continue in full force and effect; or

(b) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

Under any of the conditions of this Section 18.1, Landlord shall give written notice to Tenant of its intention to repair or terminate within the later of sixty (60) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor.

18.2 TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant shall immediately: (a) notify Landlord thereof; and (b) deliver to Landlord all insurance proceeds received by Tenant with respect to the Tenant Improvements and Tenant Changes in the Premises to the extent such items are not covered by Landlord's casualty insurance obtained by Landlord pursuant to Section 21 below (excluding proceeds for Tenant's furniture and other personal property), whether or not this Lease is terminated as permitted in this Section 18, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Tenant Changes which Tenant is required to insure pursuant to Sections 12.1 and/or 20.1 (a) hereof, Tenant fails to receive insurance proceeds covering the full replacement cost of such Tenant Changes which are damaged, Tenant shall be deemed to have self-insured the replacement cost of such Tenant Changes, and upon any damage or destruction thereto, Tenant shall immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items.

18.3 ABATEMENT OF RENT. In the event that as a result of any such damage, repair, reconstruction and/or restoration of the Premises, Landlord and Tenant reasonably determine that continuation of Tenant's business from the Premises is not practical pending reconstruction and therefore that Tenant is prevented from using, and does not use, the Premises or any portion thereof, then the rent shall be abated or reduced, as the case may be, during the period that Tenant continues to be so prevented from using and does not use the Premises or portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable square feet of the Premises. Notwithstanding the foregoing to the contrary, if the damage is due to the negligence or willful misconduct of Tenant or any Tenant Parties, there shall be no abatement of rent. Except for abatement of rent as provided hereinabove, Tenant shall not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises resulting from any such damage, repair, reconstruction or restoration.

18.4 INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Section 18, (i) if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or Premises pursuant to Section 18.1 above, but is delayed from completing such repair. reconstruction and/or restoration beyond the date which is one hundred eighty
(180) days after the date estimated by Landlord's contractor for completion thereof pursuant to Section 18.1, by reason of any causes beyond the reasonable control of Landlord (including, without limitation, delays due to Force Majeure events as defined in Section 32.16, and delays caused by Tenant or any Tenant Parties), then Landlord may elect to terminate this Lease upon twenty (20) days' prior written notice to Tenant, and (ii) if Landlord estimates in good faith that the time necessary to restore any damaged portion of the Premises or the Building pursuant to Section 18.1 above which materially impairs Tenant's access to or ability to reasonably conduct business from the Premises will exceed one hundred eighty (180) days after the date of such damage or destruction, or if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Premises or the Building pursuant to Section 18.1 above which materially impairs Tenant's access to or ability to reasonably conduct business from the Premises, but fails to complete such repairs, reconstruction and/or restoration within one hundred eighty (180) days after the date of such damage or destruction, by reason of any causes other than delays caused by Tenant or any Tenant Parties, then Tenant may elect to terminate this Lease upon written notice delivered to Landlord within twenty (20) days after the date Landlord so notifies Tenant of such good faith estimate or within twenty (20) days after the expiration of such one hundred eighty (180) day period, as the case may be.

18.5 DAMAGE NEAR END OF TERM.  In addition to its termination rights in Sections
18.1 and 18.4 above, Landlord and Tenant shall each have the right to terminate this Lease if any damage to the Building or Premises occurs during the last twelve (12) months of the Term of this Lease and Landlord's contractor estimates in a writing delivered to the parties that the repair, reconstruction or restoration of such damage cannot be completed within the earlier of (a) the scheduled expiration date of the Lease Term, or (b) sixty (60) days after the date of such casualty.

18.6 WAIVER OF TERMINATION RIGHT. This Lease sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 (and any successor statutes thereof permitting the parties to terminate this Lease as a result of any damage or destruction).

19.  EMINENT DOMAIN.
     ---------------

19.1 SUBSTANTIAL TAKING. Subject to the provisions of Section 19.4 below, in case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy of the Premises as reasonably determined by Landlord, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority and rent shall be pro rated to the date of such termination.

19.2 PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not substantially interfere with the conduct of Tenant's business, then, except as otherwise provided in the immediately following sentence, neither party shall have the right to terminate this Lease and Landlord shall thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent shall be abated with respect to the part of the Premises which Tenant shall be so deprived on account of such taking. Notwithstanding the immediately preceding sentence to the contrary, if any part of the Project shall be taken (whether or not such taking substantially interferes with Tenant's use of the Premises), Landlord may terminate this Lease upon thirty (30) days' prior written notice to Tenant.

19.3 CONDEMNATION AWARD. Subject to the provisions of Section 19.4 below, in connection with any taking of the Premises, Landlord shall be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award shall be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value shall be the sole property of Landlord. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant shall be granted the right to recover from the condemning authority (but not from Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any loss of goodwill or other damage to Tenant's business by reason of such taking.

19.4 TEMPORARY TAKING. In the event of a taking of the Premises or any part thereof for temporary use, (a) this Lease shall be and remain unaffected thereby and rent shall not abate, and (b) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term, provided that if such taking shall remain in force at the expiration or earlier termination of this Lease, Tenant shall perform its obligations under Section 9 with respect to surrender of the Premises and shall pay to Landlord the portion of any award which is attributable to any period of time beyond the Term expiration date. For purpose of this Section 19.4, a temporary taking shall be defined as a taking for a period of two hundred seventy (270) days or less.

20.  TENANT'S INSURANCE.
     -------------------

20.1 TYPES OF INSURANCE. On or before the earlier of the Commencement Date or the date Tenant commences or causes to be commenced any work of any type in or on the Premises pursuant to this Lease, and continuing during the entire Term, Tenant shall obtain and keep in full force and effect, the following insurance:

(a) All Risk insurance, including fire and extended coverage, sprinkler leakage (including earthquake sprinkler leakage), vandalism, malicious mischief upon property of every description and kind owned by Tenant and located in the Premises, or for which Tenant is legally liable or installed by or on behalf of Tenant including, without limitation, furniture, equipment and any other personal property, and any Tenant Changes (but excluding the initial Tenant Improvements previous existing or installed in the Premises), in an amount not less then the full replacement cost thereof.

(b) Commercial general liability insurance coverage, including personal injury, bodily injury (including wrongful death), broad form property damage, operations hazard, owners protective coverage, contractual liability (including Tenant's indemnification obligations under this Lease, including Section 17 hereof), liquor liability (if Tenant serves or stores alcohol on the Premises), products and completed operations liability, and owned/non-owned auto liability, with a general aggregate of not less than Two Million Dollars ($2,000,000). The general aggregate amount of such commercial general liability insurance shall be increased every five (5) years during the Term of this Lease to an amount reasonably required by Landlord.

(c) Workers compensation and employers liability insurance, in statutory amounts and limits.

(d) Loss of income, extra expense and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or Tenant's parking areas as a result of such perils.

(e) Any other form or forms of insurance as Tenant or Landlord or the mortgagees of Landlord may reasonably require from time to time, in form, amounts and,for insurance risks against which a prudent tenant would protect itself, but only to the extent such risks and amounts are available in the insurance market at commercially reasonable costs.

20.2 REQUIREMENTS. Each policy required to be obtained by Tenant hereunder shall: (a) be issued by insurers authorized to do business in the state in which the Premises is located and rated not less than financial class X, and not less than policyholder rating A in the most recent version of Best's Key Rating Guide (provided that, in any event, the same insurance company shall provide the coverages described in Sections 20.1(a) and 20.1(d) above); (b) be in form reasonably satisfactory from time to time to Landlord; (c) name Tenant as named insured thereunder and shall name Landlord and, at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing, as additional insureds thereunder, all as their respective interests may appear, (d) shall not have a deductible amount exceeding Five Thousand Dollars ($5,000.00); (e) specifically provide that the insurance afforded by such policy for the benefit of Landlord and Landlord's mortgagees and ground lessors shall be primary, and any insurance carded by Landlord or Landlord's mortgagees and ground lessors shall be excess and non-contributing; (f) except for workers compensation insurance, contain an endorsement that the insurer waives its right to subrogation as described in Section 22 below: and (g) contain an undertaking by the insurer to notify Landlord (and the mortgagees and ground lessors of Landlord who are named as additional insureds) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after the placing of the required insurance, but in no event later than ten (1 0) days after the date Tenant takes possession of all or any part of the Premises, certificates from the insurance company evidencing the existence of such insurance and Tenant's compliance with the foregoing provisions of this Section 20). Tenant shall cause replacement certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Tenant shall be deemed to be in material default under this Lease without the benefit of any additional notice or cure period provided in Section 23.1 below, and Landlord shall have the right, but not the obligation, to procure such policies and certificates at Tenant's expense.

20.3 EFFECT ON INSURANCE. Tenant shall not do or permit to be done anything which will (a) violate or invalidate any insurance policy maintained by Landlord or Tenant hereunder, or lb) increase the costs of any insurance policy maintained by Landlord pursuant to Section 21 or otherwise with respect to the Premises or the Project. If Tenant's occupancy or conduct of its business in or on the Premises results in any increase in premiums for any insurance carried by Landlord with respect to the Premises or the Project, Tenant shall pay such increase as additional rent within ten (10) days after being billed therefor by Landlord. If any insurance coverage carried by Landlord pursuant to Section 21 or otherwise with respect to the Premises or the Project shall be canceled or reduced (or cancellation or reduction thereof shall be threatened) by reason of the use or occupancy of the Premises by Tenant or by anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy such condition within five (5) days after notice thereof, Tenant shall be deemed to be in default under this Lease, without the benefit of any additional notice or cure period specified in Section 23.1 below, and Landlord shall have all remedies provided in this Lease, at law or in equity, including, without limitation, the right (but not the obligation) to enter upon the Premises and attempt to remedy such condition at Tenant's Cost.

21.  LANDLORD'S INSURANCE.  During the Term, Landlord shall insure the Common
     ---------------------
Area improvements, the Premises (excluding, however, Tenant's furniture, equipment and other personal property) and Tenant Changes against damage by fire and standard extended coverage perils and with vandalism and malicious mischief endorsements, rental loss coverage, at Landlord's option, earthquake damage coverage, and such additional coverage as Landlord deems appropriate. Landlord shall also carry commercial general liability insurance, in such reasonable amounts and with such reasonable deductibles as would be carried by a prudent owner of a similar building in the state in which the Building is located. At Landlord's option, all such insurance may be carried under any blanket or umbrella policies which Landlord has in force for other buildings and projects. In addition, at Landlord's option, Landlord may elect to self-insure all or any part of such required insurance coverage. Landlord may, but shall not be obligated to, carry any other form or forms of insurance as Landlord or the mortgagees or ground lessors of Landlord may reasonably determine is advisable. The cost of insurance obtained by Landlord pursuant to this Section 21 shall be included in Operating Expenses.

22.  WAIVERS OF SUBROGATION.
     -----------------------

22.1 MUTUAL WAIVER OF PARTIES. Landlord and Tenant hereby waive their rights against each other with respect to any claims or damages or losses which are caused by or result from (a) property damage insured against under any property insurance policy carded by Landlord or Tenant (as the case may be) pursuant to the provisions of this Lease and enforceable at the time of such damage or loss, or (b) property damage which would have been covered under any insurance required to be obtained and maintained by Landlord or Tenant (as the case may be) under Sections 20 and 21 of this Lease (as applicable) had such insurance been obtained and maintained as required therein. The foregoing waivers shall be in addition to, and not a limitation of, any other waivers or releases contained in this Lease.

22.2 WAIVER OF INSURERS. Each party shall cause each property insurance policy required to be obtained by it pursuant to Sections 20 and 21 to provide that the insurer waives all rights of recovery by way of subrogation against either Landlord or Tenant, as the case may be, in connection with any claims, losses and damages covered by such policy. If either party fails to maintain property insurance required hereunder, such insurance shall be deemed to be self-insured with a deemed full waiver of subrogation as set forth in the immediately preceding sentence.

23.  TENANT'S DEFAULT AND LANDLORD'S REMEDIES.
     -----------------------------------------

23.1 TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a default under this Lease by Tenant:

(a) the vacation or abandonment of the Premises by Tenant. "Abandonment" is herein defined to include, but is not limited to, any absence by Tenant from the Premises for five (5) business days or longer while in default of any other provision of this Lease;

(b) the failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, within three (3) days of when due;

(c) the failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Sections 23.1(a) or (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure, Section 1161 and provided further that, if the nature of Tenant's default is such that more than ten (1 0) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than sixty (60) days from the date of such notice from Landlord; and

(d) (i) the making by Tenant of any general assignment for the benefit of creditors, (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against the Tenant, the same is dismissed within ninety (90) days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored . to Tenant within ninety (90) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within ninety (90) days.

23.2 LANDLORD'S REMEDIES; TERMINATION. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

(a) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

(b) the worth at the time of the award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

(d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom including, but not limited to: unamortized Tenant Improvement costs; attorneys' fees; unamortized brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises; and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Tenant Changes, Tenant Improvements and any other items which Tenant is required under this Lease to remove but does not remove.

As used in Sections 23.2(a) and 23.2(b) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate set forth in Section 1.14 of the Summary. As used in Section 23.2(c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

23.3 LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed, stored and/or disposed of pursuant to Section 12.4 of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 23.3, and no acceptance of surrender of the Premises or other action on Landlord's part, shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

23.4 LANDLORD'S REMEDIES; CONTINUATION OF LEASE. In the event of any such default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord shall have the right to continue this Lease in full force and effect, whether or not Tenant shall have abandoned the Premises. The foregoing remedy shall also be available to Landlord pursuant to California Civil Code Section 1951.4 and any successor statute thereof in the event Tenant has abandoned the Premises. In the event Landlord elects to continue this Lease in full force and effect pursuant to this Section 23.4, then Landlord shall be entitled to enforce all of its fights and remedies under this Lease, including the right to recover rent as it becomes due. Landlord's election not to terminate this Lease pursuant to this Section 23.4 or pursuant to any other provision of this Lease, at law or in equity, shall not preclude Landlord from subsequently electing to terminate this Lease or pursuing any of its other remedies.

23.5 LANDLORD'S RIGHT TO PERFORM. Except as specifically provided otherwise in this Lease, all covenants and agreements by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement or offset of rent. If Tenant shall fail to pay any sum of money (other than Annual Basic Rent) or perform any other act on its part to be paid or performed hereunder and such failure shall continue for three (3) days with respect to monetary obligations (or ten (10) days with respect to nonmonetary obligations) after Tenant's receipt of written notice thereof from Landlord, Landlord may, without waiving or releasing Tenant from any of Tenant's obligations, make such payment or perform such other act on behalf of Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord in performing such other acts shall be payable by Tenant to Landlord within five (5) days after demand therefor as additional rent.

23.6 INTEREST. If any monthly installment of Annual Basic Rent or Common Area Expenses, or any other amount payable by Tenant hereunder is not received by Landlord by the date when due, it shall bear interest at the Interest Rate set forth in Section 1.14 of the Summary from the date due until paid. All interest, and any late charges imposed pursuant to Section 23.7 below, shall be considered additional rent due from Tenant to Landlord under the terms of this Lease.

23.7 LATE CHARGES. Tenant acknowledges that, in addition to interest costs, the late payments by Tenant to Landlord of any Annual Basic Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such other costs include, without limitation, processing, administrative and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage, deed of trust or related loan documents encumbering the Premises or the Project. Accordingly, if any monthly installment of Annual Basic Rent or Operating Expenses or any other amount payable by Tenant hereunder is not received by Landlord by the due date thereof, Tenant shall pay to Landlord an additional sum of ten percent (10%) of the overdue amount as a late charge, but in no event more than the maximum late charge allowed by law. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any late payment as hereinabove referred to by Tenant, and the payment of late charges and interest are distinct and separate in.that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of a late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount or prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or at law or in equity now or hereafter in effect.

23.8 SECURITY INTEREST. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property (collectively, the "Collateral") to secure the payment of all rent to be paid by Tenant pursuant to this Lease. Such lien and security interest shall be in addition to any landlord's lien provided by law. This Lease shall constitute a security agreement under the Commercial Code of the State so that Landlord shall have and may enforce a security interest in the Collateral. Tenant agrees to execute as debtor and deliver such financing statement or statements and any further documents as Landlord may now or hereafter reasonably request to protect such security interest pursuant to such code. Landlord may also at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all rights and remedies afforded as secured party under such code, which rights and remedies shall be in addition to Landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

23.9 RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Section 23 and elsewhere in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Section 23 shall be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

24. LANDLORD'S DEFAULT. Landlord shall not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it commences such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such uncured default by Landlord, Tenant may exercise any of its rights provided in law or at equity; provided, however: (a) Tenant shall have no right to offset or abate rent in the event of any default by Landlord under this Lease, except to the extent offset rights are specifically provided to Tenant in this Lease; and (b) Tenant's Rights and remedies hereunder shall be limited to the extent (1) Tenant has expressly waived-in this Lease any of such rights or remedies and/or (ii) this Lease otherwise expressly limits Tenant's rights or remedies, including the limitation on Landlord's liability contained in Section 31 hereof.

25. SUBORDINATION. At the request of Landlord, this Lease shall be subject and subordinate at all times to such ground or master leases (and such extensions and modifications thereto, and to the lien of such mortgages and deeds of trust now or hereafter affecting the Premises (as well as to any advances made thereunder and to all renewals, replacements, modifications and extensions thereof; provided, however, any subordination of this Lease shall provide that Tenant shall not be disturbed in its possession of the Premises or in enjoyment of its rights under this Lease so long as Tenant is not in default with respect to its obligations hereunder. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any or all ground or master leases or the lien of any or all mortgages or deeds of trust to this Lease. In the event that any ground or master lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant shall attorn to and become the tenant of such successor. Tenant hereby waives its rights under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver to Landlord within ten (10) days after receipt of written demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground or master lease or the lien of any such mortgage or deed of trust. Should Tenant fail to sign and return any such documents within said ten (10) day period, Tenant shall be in default hereunder without the benefit of any additional notice or cure periods specified in
Section 23.1 above.

26.  ESTOPPEL CERTIFICATE.
     ---------------------

26.1 TENANT'S OBLIGATIONS. Within ten (10) business days following Landlord's written request, Tenant shall execute and deliver to Landlord an estoppel certificate, in a form substantially similar to the form of Exhibit "F" attached
                                                            -----------
hereto, certifying: (a) the Commencement Date of this Lease; (b) that this Lease is unmodified and in full force and effect (or, if modified, that this Lease is in full force and effect as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) that there are not, to the best of Tenant's knowledge, any defaults under this Lease by either Landlord or Tenant, except as specified in such certificate; and (a) such other matters as are reasonably requested by Landlord. Any such estoppel certificate delivered pursuant to this Section 26.1 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of any portion of the Project, as well as their assignees.

26.2 TENANT'S FAILURE TO DELIVER. Tenant's failure to deliver such estoppel certificate within such time shall be conclusive upon Tenant that: (a) this Lease is in full force and effect without modification, except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's or Tenant's performance; and (c) not more than one (1) month's rental has been paid in advance. Tenant shall indemnify, protect, defend (with counsel reasonably approved by Landlord in writing) and hold Landlord harmless from,and against any and all claims, judgments, suits, causes of action, damages, losses, liabilities and expenses (including attorneys' fees and court costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord pursuant to Section 26.1 above.

27. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

28.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS.
     ------------------------------------------------------------------

28.1 MODIFICATIONS. If, in connection with Landlord's obtaining or entering into any financing or ground lease for any portion of the Premises or the Project, the lender or ground lessor shall request modifications to this Lease, Tenant shall, within ten (10) days after request therefor, execute an amendment to this Lease including such modifications, provided such modifications are reasonable, do not increase the obligations of Tenant hereunder, or adversely affect the leasehold estate created hereby or Tenant's rights hereunder.

26.2 CURE RIGHTS. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee covering the Premises or ground lessor of Landlord whose address shall have been furnished to Tenant, and shall offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or judicial foreclosure, if such should prove necessary to effect a cure).

29.  QUIET ENJOYMENT.  Landlord covenants and agrees with Tenant that, upon
     ----------------
Tenant performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease (including payment of rent hereunder), Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with and subject to the terms and conditions of this Lease.

30.  TRANSFER OF LANDLORD'S INTEREST.  The term "Landlord" as used in this
     --------------------------------
Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Project.

In the event of any transfer or conveyance of any such title or interest (other than a transfer for security purposes only), the transferor shall be automatically relieved of all covenants and obligations on the part of Landlord contained in this Lease accruing after the date of such transfer or conveyance. Landlord and Landlord's transferees and assignees shall have the absolute right to transfer all or any portion of their respective title and interest in the Project, the Premises and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31.  LIMITATION ON LANDLORD'S LIABILITY.  Notwithstanding anything contained in
     -----------------------------------
this Lease to the contrary, the obligations of Landlord under this Lease (including any actual or alleged breach or default by Landlord) do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or Landlord's partners, or any of their personal assets for satisfaction of any liability with respect to this Lease. In addition, in consideration of the benefits accruing hereunder to Tenant and notwithstanding anything contained in this Lease to the contrary, Tenant hereby covenants and agrees for itself and all of its successors and assigns that the liability of Landlord for its obligations under this Lease (including any liability as a result of any actual or alleged failure, breach or default hereunder by Landlord), shall be limited solely to, and Tenant's and its successors' and assigns' sole and exclusive remedy shall be against, Landlord's interest in the Premises and proceeds therefrom, and no other assets of Landlord.

32.  MISCELLANEOUS.
     --------------

32.1 GOVERNING LAW. This Lease shall be governed by, and construed pursuant to, the laws of the state in which the Premises is located.

32.2 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 30 above, and except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives and permitted successors and assigns; provided, however, no rights shall inure to the benefit of any Transferee of Tenant unless the Transfer to such Transferee is made in compliance with the provisions of Section 14, and no options or other rights which are expressly made personal to the original Tenant hereunder or in any rider attached hereto shall be assignable to or exercisable by anyone other than the original Tenant under this Lease.

32.3 NO MERGER. The voluntary or other surrender of this Lease by Tenant or a mutual termination thereof shall not work as a merger and shall, at the option of Landlord, either (a) terminate all or any existing subleases, or (b) operate as an assignment to Landlord of Tenant's interest under any or all such subleases.

32.4 PROFESSIONAL FEES. If either Landlord or Tenant should bring suit against the other with respect to this Lease, including for unlawful detainer or any other relief against the other hereunder, then all costs and expenses incurred,by the prevailing party therein (including, without limitation, its actual appraisers', accountants', attorneys' and other professional fees, expenses and court costs), shall be paid by the other party.

32.5 WAIVER. The waiver by either party of any breach by the other party of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant and condition herein contained, nor shall any custom or practice which may become established between the parties in the administration of the terms hereof be deemed a waiver of, or in any way affect, the right of any party to insist upon the performance by the other in strict accordance with said terms. No waiver of any default of either party hereunder shall be implied from any acceptance by Landlord or delivery by Tenant (as the case may be) of any rent or other payments due hereunder or any omission by the non-defaulting party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

32.6 TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The Section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

32.7 TIME. Time is of the essence with respect to performance of every provision of this Lease in which time or performance is a factor. All references in this Lease to "days" shall mean calendar days unless specifically modified herein to be "business" days.

32.8 PRIOR AGREEMENTS; AMENDMENTS. This Lease, including the Summary and all Exhibits and Riders attached hereto contains all of the covenants, provisions, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and any other matter covered or mentioned in this Lease, and no prior agreement or understanding, oral or written, express or implied, pertaining to the Premises or any such other matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. The parties acknowledge that all prior agreements, representations and negotiations are deemed superseded by the execution of this Lease to the extent they are not expressly incorporated herein.

32.9 SEPARABILITY. The invalidity or unenforceability of any provision of this Lease (except for Tenant's obligation to pay Annual Basic Rent and Operating Expenses under Sections 3 and 4 hereof) shall in no way affect, impair or invalidate any other provision hereof, and such other provisions shall remain valid and in full force and effect to the fullest extent permitted by law.

32.10 RECORDING. Neither Landlord nor Tenant shall record this Lease. In addition, neither party shall record a short form memorandum of this Lease without the prior written consent (and signature on the memorandum) of the other, and provided that prior to recordation Tenant executes and delivers to Landlord, in recordable form, a property acknowledged quitclaim deed or other instrument extinguishing all of the Tenant's rights and interest in and to the Project and the Premises, and designating Landlord as the transferee, which deed or other instrument shall be held by Landlord and may be recorded by Landlord once this Lease terminates or expires (but not prior thereto). If such short form memorandum is recorded in accordance with the foregoing, the party requesting the recording shall pay for all costs of or related to such recording, including, but not limited to, recording charges and documentary transfer taxes.

32.11 EXHIBITS AND RIDERS. All Exhibits and Riders attached to this Lease are hereby incorporated in this Lease for all purposes as though set forth at length herein.

32.12 AUCTIONS. Tenant shall have no right to conduct any auction in, on or about the Premises or the Project.

32.13 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease. Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statute or at common law.

32.14 FINANCIAL STATEMENTS. Upon ten (10) days prior written request from Landlord (which Landlord may make at any time during the Term but no more often than once in any calendar year), Tenant shall deliver to Landlord a current financial statement of Tenant and any guarantor of this Lease. Such statements shall be prepared in accordance with generally acceptable accounting principles and certified as true in all material respects by Tenant (if Tenant is an individual) or by an authorized officer or general partner of Tenant (if Tenant is a corporation or partnership, respectively).

32.15 NO PARTNERSHIP. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant by reason of this Lease. The provisions of this Lease relating to Percentage Rent payable hereunder, if any, are included solely for the purpose of providing a method whereby rent is to be measured and ascertained.

32.16 FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, governmental moratorium or other governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), injunction or court order, riots, insurrection, war, fire, earthquake, flood or other natural disaster or other reason of a like nature not the fault of the party delaying in performing work or doing acts required under the terms of this Lease (but excluding delays due to financial inability) (herein collectively, "Force Majeure Delays"), then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 32.16 shall not apply to nor operate to excuse Tenant from the payment of Monthly Basic Rent, Operating Expenses, percentage rent, if any, additional rent or any other payments strictly in accordance with the terms of this Lease.

32.17 COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

32.18 NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant agrees that it, and its partners, officers, directors, employees, agents and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any newspaper or other publication or any other tenant or apparent prospective tenant of the Building or other portion of the Project, or real estate agent, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

32.19 NON-DISCRIMINATION. Tenant acknowledges and agrees that there shall be no discrimination against, or segregation of, any person, group of persons, or entity on the basis of race, color, creed, religion, age, sex, marital status, national origin, or ancestry in the leasing, subleasing, transferring, assignment, occupancy, tenure, use, or enjoyment of the Premises, or any portion thereof.

33.  LEASE EXECUTION.
     ----------------

33.1 TENANT'S AUTHORITY. If Tenant executes this Lease as a partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly authorized and existing partnership or corporation, as the case may be, and is qualified to do business in the state in which the Premises is located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and the Tenant's by-laws (if Tenant is a corporation); and (c) this Lease is binding upon Tenant in accordance with its terms.

33.2 JOINT AND SEVERAL LIABILITY. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and lb) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

33.3 GUARANTY. Not Applicable.

33.4 NO OPTION. The submission of this Lease for examination or execution by Tenant does not constitute a reservation of or option for the Premises and this Lease shall not become effective as a Lease until it has been executed by Landlord and delivered to Tenant.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LANDLORD:                                  TENANT:

SUNHALA ENTERPRISES, a California general  SYNBIOTICS CORPORATION, a California
partnership                                corporation


By: /s/ James L. McMillan                  By:  /s/ Michael K. Green
    ---------------------                       --------------------
James L. McMillan, Co-Trustee of the       Michael K. Green
James L. McMillan and Hollis L. McMillan   Vice President - Finance
Trust
General Partner

Exhibit "A" is a graphical image of a site plan. The site plan depicts the location of the property located at 16420 Via Esprillo, San Diego, CA 92127 in relation to the buildings adjacent to the property which is the subject of the lease.

                                  EXHIBIT "A"

                   SAMPLE FORM OF NOTICE OF LEASE TERM DATES
                   -----------------------------------------

To:                           Date:

Re:    Project Lease dated __________, 19_____ between __________, Landlord, and
__________, Tenant, concerning Suite __________ ("Premises") located at
__________.

Gentlemen:

In accordance with the above-referenced Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by Tenant as being substantially complete in accordance with the Lease, and that there is no deficiency in construction.

2. That Tenant has accepted and is in possession of the Premises, and acknowledges that under the provisions of the Lease, the Term of the Lease is for __________ years, with _____ options to renew for _____ years each, and commenced upon the Commencement Date of __________, 19_____ and is currently scheduled to expire on __________, subject to earlier termination as provided in the Lease.

3. That in accordance with the Lease, rental payment has commenced (or shall commence) on __________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rate adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to __________, at __________.

6. The exact number of rentable square feet within the Premises is __________ square feet. The exact number of usable square feet within the Premises is __________ square feet.

7.   Tenant's Monthly Operating Expense Charge is __________.

AGREED AND ACCEPTED

                                   EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------


1. No sign, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or in any other part of the Premises or the Common Area without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and wall shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord using materials and in a style and format approved by Landlord.

2. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, which consent Landlord will not unreasonably withhold.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, or loading docks of the Building. Neither Tenant nor any employee, invitee, agent, licensee or contractor of Tenant shall go upon or be entitled to use any portion of the roof of the Building.

4. Unless expressly set forth to the contrary in Tenant's Lease, Tenant shall have no right or entitlement to the display of Tenant's name or logo on any Project sign, monument sign or pylon sign.

5. All cleaning and janitorial services for the Premises shall be provided at Tenant's sole cost and expense, exclusively by or through Tenant or Tenant's janitorial contractors in accordance with the provisions of Tenant's Lease.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may impose a reasonable charge for any additional keys. Tenant, upon termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to, or otherwise procured by Tenant.

7. Communication cabling, other than that for telephones and burglar alarms, shall not be installed in the Premises except with the approval and under the direction of Landlord.

8. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment, subject to any express provisions of Tenant's Lease to the contrary. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance which may escape the Premises and cause any nuisance to neighboring property occupants, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

9. Other than individual space heaters used as designed. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

10. Landlord reserves the right from time to time, in Landlord's sole and absolute discretion, exercisable without prior notice and without liability to
Tenant: (a) to name or change the name of the Premises or Project; (b) to change the address of the Premises, and/or (c) to install, replace or change any signs in, on or about the Common Areas, the Premises or Project (except for Tenant's signs, if any, which are expressly permitted by Tenant's Lease): Provided, however, if Landlord elects to change the address of the Premises, Landlord agrees to Provide Tenant with at least sixty (60) days prior written notice of such intended change and Landlord agrees to reimburse Tenant for Tenant's reasonable and actual costs of printing stationary, brochures and the like.

                                 EXHIBIT "E"-1

11. Tenant shall close and lock all doors of its Premises and entirely shut off all water faucets or other water apparatus, unless otherwise needed for Tenant's business and, except with regard to Tenant's computers and other equipment, if any, which reasonably require electricity on a 24-hour basis, turn off all appliances which consume electricity or gas before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by Landlord for noncompliance with this rule.

12. The toilet roams, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substances of any kind whatsoever shall be thrown therein.

13. Tenant shall not use the Premises for any business or activity other than that specifically provided for in the Lease.

14. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building or any other part of the Premises. Tenant shall not interfere with radio or television broadcasting or reception from or in the Premises or elsewhere.

15. Except as expressly permitted in Tenant's Lease, Tenant shall not in any way deface the Premises or any part thereof and shall not make any penetrations of the roof. Tenant shall repair any damage resulting from noncompliance under this rule.

16. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Common Area and other portions of the Project are expressly prohibited, and each tenant shall cooperate to prevent same.

17. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Project.

18. Tenant shall store all its trash and garbage within its Premises or in designated trash containers or enclosures within the Project. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord.

19.  The Premises shall not be used for lodging of any kind.

20. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant also shall provide Landlord with the name of a designated responsible principal or employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall cooperate fully with Landlord in all matters concerning fire and other emergency procedures.

21. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage. Such responsibility shall include keeping doors locked and other means of entry to the Premises closed.

22. The requirements of Tenant will be attended to only upon the appropriate application to Landlord or Landlord's designated representative by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

23. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant nor prevent Landlord from thereafter enforcing any such Rules and Regulations against Tenant.

                                 EXHIBIT "E"-2

24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Project.

25. Landlord reserves the night to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety, security, care and cleanliness of the Project and for the reservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

26. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees agents, clients, customers, invitees or guests.

                                 EXHIBIT "E"-3

                         PARKING RULES AND REGULATIONS
                         -----------------------------


In addition to the foregoing rules and regulations and the parking provisions contained in the Lease to which this Exhibit "E" is attached, the following rules and regulations shall apply with respect to the use of the Project's parking areas, including the Premises' parking areas.

1. Every parker is required to park and lock his/her own vehicle. All responsibility for damage to or loss of vehicles is assumed by the parker and Landlord shall not be responsible for any such damage or lose by water, fire, defective brakes, the act or omissions of others, theft, or for any other cause.

2. Tenant and its employees shall only park in parking areas designated by Landlord. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.

3.   No extended term storage of vehicles shall be permitted.

4. Vehicles must be parked entirely within painted stall lines of a single parking stall.

5.   All directional signs and arrows must be observed.

6.   The speed limit within all parking areas shall be five (5) miles per hour.

7.   Parking is prohibited: (a) in areas not striped for parking; (b) in aisles:
(c) where "no parking" signs are posted; (d) on ramps; (e) in cross-hatched areas; and (f) in reserved spaces and in such other areas as may be designated by Landlord.

8. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

9. Landlord may refuse to permit any person who violates these rules to park in the parking areas, and any violation of the rules shall subject the vehicle to removal, at such vehicle owners expense.

                                 EXHIBIT "E"-4

                   SAMPLE FORM OF TENANT ESTOPPEL CERTIFICATE
                   ------------------------------------------


The undersigned ("Tenant") hereby certifies to __________, ("Landlord"), and __________ as follows:

1. Attached hereto is a true, correct and complete copy of that certain Project Lease dated __________, 19____, between Landlord and Tenant (the "Lease"), which demises Premises which are located at. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Section 6 below.

2.   The term of the Lease commenced on __________, 19_____.

3. The term of the Lease is currently scheduled to expire on __________, 19_____.

4.   Tenant has no option to renew or extend the Term of the Lease except:
__________.

5. Tenant has no preferential right to purchase the Premises or any portion of the Project upon which the Premises are located.

6.   The Lease has: (initial One)

(   )  not been amended, modified, supplemented, extended, renewed or assigned.
(   )  been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:
__________.

7. Tenant has accepted and is now in possession of the Premises and has not sublet, assigned or encumbered the Lease, the Premises or any portion thereof except as follows: __________.

8. The current Monthly Basic Rent is $__________; and current monthly parking charges are $__________.

9. Tenant's Monthly Operating Expense Charge currently payable by Tenant is $__________ per month.

10. The amount of security deposit (if any) is $__________. No other security deposits have been made.

11. All rental payments payable by Tenant have been paid in full as of the date hereof. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

12. All work required to be performed by Landlord under the Lease has been completed and has been accepted by Tenant, and all tenant improvement allowances have been paid in full.

13. To the best of Tenant's knowledge, as of the date hereof, there are no defaults on the part of Landlord or Tenant under the Lease.

14. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

15. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as expressly provided in the Lease.

                                 EXHIBIT "F"-1

16. All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

17. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, an, assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or any state thereof, or any other action brought pursuant to such bankruptcy laws with respect to Tenant.

18. Tenant pays rent due Landlord under the Lease to Landlord and does not have any knowledge of any other person who has any right to such rents by collateral assignment or otherwise.

The foregoing certification is made with the knowledge that __________ is about to [FUND A LOAN TO LANDLORD OR PURCHASE THE BUILDING FROM LANDLORD], and that __________ is relying upon the representations herein made in [FUNDING SUCH LOAN OR PURCHASING THE BUILDING].

Dated: __________, 19_____

"TENANT"



By: __________

By: __________

                                 EXHIBIT "F"-2

                       TENANT ENVIRONMENTAL QUESTIONNAIRE
                       ----------------------------------



The purpose of this form is to obtain information regarding the use or proposed use of hazardous material at the premises. Prospective tenants should answer the questions in light of their proposed operations at the premises. Existing tenants should answer the questions as they relate to ongoing operations at the premise and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.

1.   GENERAL INFORMATION

Name of Responding Company:_____________________________________________________

Check the Applicable Status:  Prospective Tenant _____  Existing Tenant _____

Mailing Address:________________________________________________________________

Contact Person and Title:_______________________________________________________

________________________________________________________________________________

Telephone Number: (     ) __________

Address of Leased Premises:_____________________________________________________

________________________________________________________________________________

Length of Lease Term: __________

Describe the proposed operations to take place on the premises, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to ongoing operations.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2.   STORAGE OF HAZARDOUS MATERIALS

2.1  Will any hazardous materials be used or stored on-site?

Wastes         Yes _____ No _____

Chemical Products  Yes _____  No _____

2.2 Attach a list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55-gallon drums on concrete pad).

                                 EXHIBIT "J"-1

3.   STORAGE TANKS AND SUMPS

3.1 Is any above or below ground storage of gasoline, diesel or other hazardous substances in tanks or sumps proposed or currently conducted at the premises?

Yes _____ No _____

If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3.2  Have any of the tanks or sumps been inspected or tested for leakage?

Yes _____ No _____

If so, attach the results.

3.3  Have any spills of leaks occurred from such tanks or sumps?

Yes _____ No _____

If so, describe.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

3.4  Were any regulatory agencies notified of the spill or leak?

Yes _____ No ____

If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

3.5 Have any underground storage tanks or sumps been taken out of service or removed?

Yes _____ No _____

If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.   SPILLS

4.1  During the past year, have any spills occurred at the premises?

Yes _____ No _____

                                 EXHIBIT "J"-2

If yes, please describe the location of the spill.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4.2  Were any agencies notified in connection with such spills?

Yes _____ No _____

If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

4.3  Were any clean-up actions undertaken in connection with the spills?

Yes _____ No _____

Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

5.   WASTE MANAGEMENT

5.1  Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

Yes _____ No _____

5.2  Has your company filed a biennial report as a hazardous waste generator?

Yes _____ No _____

If so, attach a copy of the most recent report filed.

5.3 Attach a list of the hazardous wastes, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.


_____   On-site treatment or recovery         __________________________________
_____  Discharged to sewer                    __________________________________
_____  Transported and disposed of off-site   __________________________________
_____  Incinerator                            __________________________________

5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifest completed for off-site shipments of hazardous waste.

________________________________________________________________________________


5.6 Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

Yes _____ No _____

                                 EXHIBIT "J"-3

If yes, please describe any existing or proposed treatment methods.

________________________________________________________________________________

________________________________________________________________________________

5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the premises.

6.   WASTEWATER TREATMENT/DISCHARGE

6.1  Do you discharge wastewater to:

_____  storm drain?  sewer? _____

_____  surface water?  no industrial discharge _____

6.2  Is your wastewater treated before discharge?

Yes _____ No _____

If yes, describe the type of treatment conducted.

________________________________________________________________________________

________________________________________________________________________________

6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the premises.

7.   AIR DISCHARGES

7.1  Do you have any filtration systems or stacks that discharge into the air?

Yes _____ No _____

7.2 Do you operate any of the following types of equipment or any other equipment requiring an air emissions permit?

_____  Spray booth

_____  Dip tank

_____  Drying oven

_____  Incinerator

_____  Other (please describe)

_____  No equipment requiring air permits

7.3  Are air emissions from your operations monitored?

Yes _____ No _____

                                 EXHIBIT "J"-4

If so, indicate the frequency of monitoring and a description of the monitoring results.

________________________________________________________________________________

________________________________________________________________________________

7.4 Attach copies of any air emissions permits pertaining to your operations at the premises.

8.   HAZARDOUS MATERIALS DISCLOSURES

8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet per month?

Yes _____ No _____

8.2 Has your company prepared a hazardous materials management plan pursuant to any applicable requirements of a local fire department or governmental agency?

Yes _____ No _____

If so, attach a copy of the business plan.

8.3 Has your company adopted any voluntary environmental, health or safety program?

Yes _____ No _____

If so, attach a copy of the program.

9.   ENFORCEMENT ACTIONS, COMPLAINTS

9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

Yes _____ No _____

If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

________________________________________________________________________________

________________________________________________________________________________

9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

Yes _____ No _____

9.3 Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

Yes _____ No _____

9.4 Has an environmental audit ever been conducted at your company's current facility?

Yes _____ No _____

                                 EXHIBIT "J"-5

If so, identify who conducted the audit and when it was conducted.

________________________________________________________________________________

________________________________________________________________________________

Company

By:     __________

Title:  __________

Date:   __________

                                 EXHIBIT "J"-6